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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 1999 in the Registration Statement (Form SB-1) and related Prospectus of UroGen Corp. for the registration of 4,284,894 shares of its common stock.

                                                   /s/ ERNST & YOUNG LLP

San Diego, California
June 15, 1999